UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2007

BioCryst Pharmaceuticals, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-23186	62-1413174
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2190 Parkway Lake Drive, Birmingham, Alabama	35244
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 444-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 19, 2007, BioCryst Pharmaceuticals, Inc. (“Registrant”) held a conference call, broadcast live by webcast, to present and discuss the preliminary results from its Phase II clinical trial of peramivir. A copy of the slide presentation from this call is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Certain statements in the slide presentation contain forward-looking statements, including statements regarding future results, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include that our belief that many subjects in the Phase II clinical trials of peramivir did not receive adequate dosing by i.m. injection may not be correct, that final results and analysis of the peramivir Phase II trial may differ from the preliminary results and analysis, that DHHS and the FDA may not agree with our analysis, that DHHS may further condition, reduce or eliminate future funding of the peramivir program, that we may not commence in timely fashion or at all the planned Phase III trial for peramivir and if commenced, it may not be successful, that the Phase II trial of BCX-4208 for psoriasis may not be successfully completed, that development and commercialization of Fodosine™ in both T-ALL and CTCL may not be successful, that we may not resolve satisfactorily the particulate matter issue with the intravenous formulation of Fodosine™, that DHHS could reduce or eliminate funding for peramivir, that we or our licensees may not be able to enroll the required number of subjects in planned clinical trials of our product candidates and that such clinical trials may not be successfully completed, that BioCryst or its licensees may not commence as expected additional human clinical trials with our product candidates, that our product candidates may not receive required regulatory clearances from the FDA, that ongoing and future clinical trials may not have positive results, that we may not be able to complete successfully the Phase IIb trials for Fodosine™ that are currently planned to be pivotal, that we may not be able to announce preclinical developments for additional compounds by year-end 2007 as currently proposed, that we or our licensees may not be able to continue future development of our current and future development programs, that our development programs may never result in future product, license or royalty payments being received by BioCryst, that BioCryst may not reach favorable agreements with potential pharmaceutical and biotech partners for further development of its product candidates, that BioCryst may not have sufficient cash to continue funding the development, manufacturing, marketing or distribution of its products and that additional funding, if necessary, may not be available at all or on terms acceptable to BioCryst. Please refer to the documents BioCryst files periodically with the Securities and Exchange Commission, specifically BioCryst’s most recent Annual Report on Form 10-K, most recent Registration Statement on Form S-3 (File No. 333-145638), Quarterly Reports on Form 10-Q, current reports on Form 8-K which identify important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Slide presentation dated September 19, 2007 entitled “Intramuscular Peramivir Phase II Preliminary Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2007		BioCryst Pharmaceuticals, Inc.

	By:	/s/ Michael A. Darwin

Michael A. Darwin
Vice President Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide presentation dated September 19, 2007 entitled “Intramuscular Peramivir Phase II Preliminary Results.”